Exhibit 99.8

HISTORICAL AND COMBINED NON-GAAP MEASURES OF TWMH, THE TIG ENTITIES AND ALVARIUM

Reconciliation of Combined Historical GAAP Financial Measures to Certain Combined Historical Non-GAAP Measures

Historically, we used Adjusted Net Income, Adjusted EBITDA, and Economic EBITDA as non-GAAP measures to track our performance and assess the companies’ ability to service their borrowings. We believe the non-GAAP measures provide useful information to investors to help them evaluate historical operating results by facilitating an enhanced understanding of historical operating performance and enabling them to make more meaningful period to period comparisons. Adjusted Net Income, Adjusted EBITDA, and Economic EBITDA as presented within the Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of TWMH, the TIG Entities, and Alvarium are supplemental measures of historical performance that are not required by, or presented in accordance with, US GAAP, or UK GAAP. For more information, see “Non-GAAP Financial Measures” in TWMH and the TIG Entities’ respective Management’s Discussion and Analysis of Financial Condition and Results of Operations sections and “Non-UK GAAP Financial Measures” in Alvarium’s Management’s Discussion and Analysis of Financial Condition and Results of Operations section. The following tables present the reconciliation of historical and combined net income as reported in the historical Statements of Operations to Combined Adjusted Net Income, Combined Adjusted EBITDA, and Combined Economic EBITDA:

For the Year Ended December 31, 2022	TWMH	TIG Entities	Alvarium (a)	Total
Combined Adjusted Net Income, Combined Adjusted EBITDA, and Combined Economic EBITDA
Net income before taxes	$(5,471)	$42,244	$(31,790)	$4,983
Equity settled share based payments P&L(b)(f)	4,223	—	—	4,223
Transaction expenses(c)	8,467	8,991	11,138	28,596
Change in fair value of (gains) / losses on investments (d)	(247)	—	—	(247)
Fair value adjustments to strategic investments(e)	—	(20,666)	1,212	(19,454)
Holbein compensatory earn-in (f)	1,858	—	—	1,858
One-time bonuses (g)	1,019	—	—	1,019
TWMH Partner’s payout right (h)	3,662	—	—	3,662
Other one-time deal costs (i)	643	—	—	643
Long term incentive plan expenses (j)	—	—	13,170	13,170
Legal settlement (k)	—	—	7,092	7,092

Combined adjusted income before taxes	14,154	30,569	822	45,545
Adjusted income tax expense	(1,312)	(374)	5,709	4,023

Combined Adjusted Net Income	12,842	30,195	6,531	49,568
Adjustments related to joint ventures and associates(l)	—	—	2,029	2,029
Interest expense, net	427	2,593	7,007	10,027
Income tax expense	527	841	(5,939)	(4,571)
Adjusted income tax expense (benefit) less income tax expense	785	(467)	230	548
Depreciation and amortization	2,339	185	7,111	9,635

Combined Adjusted EBITDA	16,920	33,347	16,969	67,236
Affiliate profit-share in TIG Arbitrage(m)	—	(10,659)	—	(10,659)

Combined Economic EBITDA	$16,920	$22,688	$16,969	$56,577

(a)	See Year Ended December 31, 2022 GAAP Bridge table below for an explanation of the conversions of Alvarium’s historical net income to US GAAP and USD.
(b)	Represents add-back of the non-cash expense related to equity-based compensation to it employees.
(c)	Represents adjustment for transaction expenses related to the Business Combination, in order to reflect our recurring performance.
(d)	Represents the change in unrealized gains/losses related primarily to the interest rate swap.
(e)	Represents add-back of unrealized (gains) / losses on strategic investments.
(f)

Add back of cash portion of the compensatory earn-ins related to the Holbein acquisition as discussed in Note 3, “Variable Interest Entities and Business Combinations” of the Notes to the Consolidated Financial Statements of TWMH. The $3.7 million of compensatory earn-ins is settled in 50% equity and 50% cash. Add back of equity portion of compensatory earn-ins of $1.9 million is included in the equity settled share-based payments combined EBITDA adjustment.

(g)

The amount is related to incremental compensation expense associated with the TIH acquisition as discussed in Note 3, “Variable Interest Entities and Business Combinations” of the Notes to the Consolidated Financial Statements of TWMH including the forgiveness of a promissory note.

(h)	Represents the change in the TWMH Partner’s payout related to the Business Combination.
(i)	Related to professional fees associated with an acquisition target. These costs are not related to the Business Combination.
(j)	Represents adjustment for one-time payments made under long term incentive plan (LTIP).
(k)	Represents adjustment for separation agreement expense recorded during the year ended December 31, 2022.
(l)	Represents Alvarium’s share of joint ventures and associates Adjusted EBITDA.
(m)

Represents adjustment for the affiliate’s profit-share participation in TIG Arbitrage Fund, as the TIG Entities’ controlling shareholders are not entitled to such net income. The entire amount of net income earned from the TIG Arbitrage Fund is included within income in the Company’s statement of operations, of which Class D-1 members are entitled to 49.37% of the pre-tax net profits and losses as discussed further in Note 11, “Members’ Capital,” of the Notes to the Combined and Consolidated Financial Statements of the TIG Entities. The profit-share participation is described in more detail under ”Business of Alvarium Tiedemann—Fund Management Fees.” Subsequent to the Business Combination, the Class D-1 equity interest will not be entitled to a 49.37% distribution of the results of TIG Arbitrage Fund. The Company has entered into a provisional agreement with the Class D-1 equity interest holder, which would provide the same economic benefits subsequent to the Business Combination as an employee of the TIG Entities. Subsequent to the Business Combination, the Class D-1 equity interest holder will become an employee of the TIG Entities, therefore will no longer receive distributions going forward but will receive compensation as an employee of the TIG Entities.

	Year Ended December 31, 2022
£ and $‘000	GBP UK GAAP	GAAP Bridge	GBP US GAAP	USD US GAAP(1)
Profit for the financial period before taxes	£(51,287)	£24,705	£(26,582)	$(31,790)
Equity settled share-based payments (i)	—	—	—	—
Other one-time fees and charges (i)	9,036	—	9,036	11,138
Fair value adjustments to strategic investments (i)	1,027	—	1,027	1,212
LTIP (i)(ii)	30,898	(20,413)	10,485	13,170
One-time legal settlement	5,873	—	5,873	7,092

Adjusted income before taxes	(4,453)	4,292	(161)	822

Adjusted income tax expense	846	3,976	4,822	5,709

Adjusted Net Income	(3,607)	8,268	4,661	6,531
Joint ventures - Group share of Adjusted EBITDA (i)	2,185	(643)	1,542	1,938
Associates - Group share of Adjusted EBITDA (i)	149	(74)	75	91
Interest expense, net	5,763	—	5,763	7,007
Income tax (benefit) / expense	(4,770)	(247)	(5,017)	(5,939)
Adjusted income tax expense less income tax expense (benefit)	3,924	(3,729)	195	230
Depreciation and amortization	9,323	(3,522)	5,801	7,111

Adjusted EBITDA	£12,967	£53	£13,020	$16,969

(1)	Represents adjustments made to convert Alvarium balances from GBP to USD at a quarterly average rate for the quarters ended March 31, 2022, June 30, 2022, September 30, 2022, and December 31, 2022.
(i)

Refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Alvarium” found elsewhere in this Current Report on Form 8-K for footnotes related to Adjusted EBITDA adjustments.

(ii)

Under FRS 102, equity settled share-based payments are recognised when it becomes probable that their performance conditions will be met. Under UK GAAP, the full share award of £20,413,653 was recognised on 30th December 2022 when the business combination with Cartesian Growth Corporation became more than 50% probable. Under ASC 718, equity settled share-based payments are recognized over the requisite service period of a share award and are dependent on the service, performance, and market conditions associated with the award. Given the Share Awards contain a performance condition contingent on of the completion of the business combination, no share award should be recognised under US GAAP until the business combination occurred on January 3, 2023. The share award of £20,413,653 has thereby been reversed.

For the Year Ended December 31, 2021	TWMH	TIG Entities	Alvarium (a)	Total
Combined Adjusted Net Income, Combined Adjusted EBITDA, and Combined Economic EBITDA
Net income before taxes	$4,306	$70,006	$8,030	$82,342
Equity settled share based payments P&L (b)	5,532	—	1	5,533
Transaction expenses (c)	4,633	2,033	8,898	15,564
Legal settlement (d)	—	565	—	565
Impairment of equity method investment (e)	2,364	—	—	2,364
Change in fair value of (gains) / losses on investments (f)	(2)	—	—	(2)
Fair value adjustments to strategic investments (g)	—	(15,444)	74	(15,370)

Combined adjusted income before taxes	16,833	57,160	17,003	90,996
Adjusted income tax expense	(1,016)	(943)	(4,600)	(6,559)

Combined Adjusted Net Income	15,817	56,217	12,403	84,437
Adjustments related to joint ventures and associates (h)	—	—	3,313	3,313
Interest expense, net	398	2,240	2,211	4,849
Income tax expense	515	1,457	4,586	6,558
Adjusted income tax expense (benefit) less income tax expense	501	(514)	14	1
Depreciation and amortization	2,052	165	2,273	4,490

Combined Adjusted EBITDA	19,283	59,565	24,800	103,648
Affiliate profit-share in TIG Arbitrage (i)	—	(25,080)	—	(25,080)

Combined Economic EBITDA	$19,283	$34,485	$24,800	$78,568

(a)	See Year Ended December 31, 2021 GAAP Bridge table below for an explanation of the conversions of Alvarium’s historical net income to US GAAP and USD.
(b)	Represents add-back of the non-cash expense related to equity-based compensation to its employees.
(c)	Represents adjustment for transaction expenses related to Cartesian’s IPO and the Business Combination, in order to reflect our recurring performance.
(d)

Represents legal fees incurred in connection with a legal action that was settled in July 2021. For further detail on the legal settlement, refer to Note 12, “Legal settlement,” of the Notes to the Combined and Consolidated Financial Statements of the TIG Entities.

(e)	Represents the adjustment to an other-than-temporary impairment of the Tiedemann Constantia AG equity method investment.
(f)	Represents the change in unrealized gains/losses related primarily to the interest rate swap.
(g)	Represents add-back of unrealized (gains) / losses on strategic investments.
(h)	Represents Alvarium’s share of joint ventures and associates Adjusted EBITDA.
(i)

Represents adjustment for the affiliate’s profit-share participation in TIG Arbitrage Fund, as the TIG Entities’ controlling shareholders are not entitled to such net income. The entire amount of net income earned from the TIG Arbitrage Fund is included within income in the Company’s statement of operations, of which Class D-1 members are entitled to 49.37% of the pre-tax net profits and losses as discussed further in Note 10, “Members’ Capital,” of the Notes to the Combined and Consolidated Financial Statements of the TIG Entities. The profit-share participation is described in more detail under “Business of Alvarium Tiedemann—Fund Management Fees.” Subsequent to the Business Combination, the Class D-1 equity interest will not be entitled to a 49.37% distribution of the results of TIG Arbitrage Fund. The Company has entered into a provisional agreement with the Class D-1 equity interest holder, which would provide the same economic benefits subsequent to the Business Combination as an employee of the TIG Entities. Subsequent to the Business Combination, the Class D-1 equity interest holder will become an employee of the TIG Entities, and therefore will no longer receive distributions going forward but will receive compensation as an employee of the TIG Entities.

	Year Ended December 31, 2021
£ and $‘000	GBP UK GAAP	GAAP Bridge	GBP US GAAP	USD US GAAP(1)
Profit for the financial period before taxes	£1,411	£4,428	£5,839	$8,030
Equity settled share-based payments (i)	1	—	1	1
COVID-19 subsidies (i)	—	—	—	—
Other one-time fees and charges (i)	6,471	310	6,781	8,898
Fair value adjustments to strategic investments (i)	54	—	54	74

Adjusted income before taxes	7,937	4,738	12,675	17,003
Adjusted income tax (benefit) / expense	526	(3,870)	(3,344)	(4,600)

Adjusted Net Income	8,463	868	9,331	12,403
Joint ventures - Group share of reported EBITDA (i)	3,003	(643)	2,360	3,247
Associates - Group share of reported EBITDA (i)	116	(68)	48	66
Interest expense, net	1,608	—	1,608	2,211
Income tax (benefit) / expense	(537)	3,870	3,333	4,586
Adjusted income tax expense less income tax expense (benefit)	11	—	11	14
Depreciation and amortization	6,276	(4,623)	1,653	2,273

Adjusted EBITDA	£18,940	£(596)	£18,344	$24,800

(1)	Represents adjustments made to convert Alvarium balances from GBP to USD at a 1.0000 to 1.3757 conversion ratio.
(i)	Refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Alvarium” for footnotes related to Adjusted EBITDA adjustments.

For the Year Ended December 31, 2020	TWMH	TIG Entities	Alvarium (a)	Total
Combined Adjusted Net Income, Combined Adjusted EBITDA, and Combined Economic EBITDA
Net income (loss) before taxes	$7,483	$43,306	$(4,385)	$46,404
Equity settled share based payments P&L (b)	1,145	—	9	1,154
Covid subsidies (c)	—	—	(976)	(976)
One-time bonuses (d)	2,200	—	—	2,200
Legal settlement (e)	—	6,313	—	6,313
Change in fair value of (gains) / losses on investments (f)	266	—	—	266
Fair value adjustments to strategic investments (g)	—	(7,670)	—	(7,670)
One-time fees and charges (h)	—	—	181	181

Combined adjusted income before taxes	11,094	41,949	(5,171)	47,872
Adjusted income tax expense	(641)	(694)	1,199	(136)

Combined Adjusted Net Income	10,453	41,255	(3,972)	47,736
Adjustments related to joint ventures and associates (i)	—	—	7,615	7,615
Interest expense, net	384	2,363	617	3,364
Income tax expense / (benefit)	497	748	(1,050)	195
Adjusted income tax expense (benefit) less income tax expense	144	(54)	(149)	(59)
Depreciation and amortization	1,914	165	2,153	4,232

Combined Adjusted EBITDA	13,392	44,477	5,214	63,083
Affiliate profit-share in TIG Arbitrage (j)	—	(19,999)	—	(19,999)

Combined Economic EBITDA	$13,392	$24,478	$5,214	$43,084

(a)	See Year Ended December 31, 2020 GAAP Bridge table below for an explanation of the conversions of Alvarium’s historical net income to US GAAP and USD.

(b)	Represents add-back of the non-cash expense related to equity-based compensation to its employees.
(c)	Represents COVID-19 subsidies received from UK, USA, Hong Kong and Singaporean governments.
(d)	Represents a one-time bonus payment made to certain members in 2020.
(e)

Represents an accrual related to a legal action that was settled in July 2021. For further detail on the legal settlement, refer to Note 12, “Legal settlement,” of the Notes to the Combined and Consolidated Financial Statements of the TIG Entities.

(f)	Represents the change in unrealized gains/losses related primarily to the interest rate swap.
(g)	Represents add-back of unrealized (gains) / losses on strategic investments.
(h)

Represents other one-time fees and charges that management believes are not representative of the operating performance, which includes costs incurred in negotiating surrender and new lease in London office, professional fees related to this Transaction. One-time fees and charges incurred are included in administrative expenses in the Consolidated Statement of Comprehensive Income.

(i)	Represents Alvarium’s share of joint ventures and associates Adjusted EBITDA.
(j)

Represents adjustment for the affiliate’s profit-share participation in TIG Arbitrage Fund, as the TIG Entities’ controlling shareholders are not entitled to such net income. The entire amount of net income earned from the TIG Arbitrage Fund is included within income in the Company’s statement of operations, of which Class D-1 members are entitled to 49.37% of the pre-tax net profits and losses as discussed further in Note 10, “Members’ Capital,” of the Notes to the Combined and Consolidated Financial Statements of the TIG Entities. The profit-share participation is described in more detail under ”Business of Alvarium Tiedemann—Fund Management Fees.” Subsequent to the Business Combination, the Class D-1 equity interest will not be entitled to a 49.37% distribution of the results of TIG Arbitrage Fund. The Company has entered into a provisional agreement with the Class D-1 equity interest holder, which would provide the same economic benefits subsequent to the Business Combination as an employee of the TIG Entities. Subsequent to the Business Combination, the Class D-1 equity interest holder will become an employee of the TIG Entities, therefore will no longer receive distributions going forward but will receive compensation as an employee of the TIG Entities.

	Year Ended December 31, 2020
£ and $‘000	GBP UK GAAP	GAAP Bridge	GBP US GAAP	USD US GAAP (1)
Profit (loss) for the financial period before taxes	£(3,693)	£280	£(3,413)	$(4,385)
Equity settled share-based payments (i)	7	—	7	9
COVID-19 subsidies (i)	(760)	—	(760)	(976)
Other one-time fees and charges (i)	141	—	141	181
Fair value adjustments to strategic investments (i)	—	—	—

Adjusted income (loss) before taxes	(4,305)	280	(4,025)	(5,171)
Adjusted income tax expense (benefit)	458	502	960	1,199

Adjusted Net Income	(3,847)	782	(3,065)	(3,972)
Joint ventures - Group share of Adjusted EBITDA (i)	2,022	3,855	5,877	7,551
Associates - Group share of Adjusted EBITDA (i)	124	(74)	50	64
Interest expense, net	481	—	481	617
Income tax benefit	(315)	(502)	(817)	(1,050)
Adjusted income tax expense (benefit) less income tax benefit	(143)	0	(143)	(149)
Depreciation and amortization	6,357	(4,681)	1,676	2,153

Adjusted EBITDA	£4,679	£(620)	£4,058	$5,214

(1)	Represents adjustments made to convert Alvarium balances from GBP to USD at a 1.0000 to 1.2848 conversion ratio.
(i)

Refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Alvarium” found elsewhere in this Current Report on Form 8-K for footnotes related to Adjusted EBITDA adjustments.